                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2002


                               DANAHER CORPORATION
               (Exact name of registrant as specified in charter)


----------------------------------- ------------------------- ---------------------------------
             Delaware                       001-08089                    59-1995548
  (State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification No.)
          incorporation)
----------------------------------- ------------------------- ---------------------------------


                         2099 Pennsylvania Avenue, N.W.
                                   12th Floor
                           Washington, D.C. 20006-1813
              (Address of Principal Executive Offices and Zip Code)


                                 (202) 828-0850
              (Registrant's telephone Number, including area code)

ITEM 5.  OTHER EVENTS

         Danaher Corporation incorporates herein by reference the information contained in the press release filed as Exhibit 99.1 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.                Description
-----------                -----------

99.1                       Press release, dated January 24, 2002

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DANAHER CORPORATION



                                  By:      /s/ Christopher C. McMahon
                                     -------------------------------------------
                                         Name:  Christopher C. McMahon
                                         Title: Vice President and Controller



Dated: March 6, 2002